UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
May 28, 2015
Date of Report (Date of earliest event reported)

DexCom, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-51222	33-0857544
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)
(858) 200-0200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Adoption of 2015 Equity Incentive Plan

On April 9, 2015, the Board of Directors of DexCom, Inc. (“DexCom”) approved, subject to stockholder approval, DexCom’s 2015 Equity Incentive Plan (the “2015 Plan”), which was approved by DexCom’s stockholders at its 2015 annual meeting of stockholders held on May 28, 2015 (the “Annual Meeting”). The 2015 Plan reserved for issuance 4,000,000 shares of common stock, subject to certain additions and adjustments.

A more complete description of the 2015 Plan and its terms is set forth in DexCom’s DEF 14A Proxy Statement filed with the Securities and Exchange Commission on April 13, 2015 (the “Proxy Statement”). The foregoing description of the 2015 Plan and the description of the Plan in the Proxy Statement do not purport to be complete and are qualified in their respective entireties by reference to (i) the 2015 Plan, a copy of which is included as Appendix A of the Proxy Statement, and is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K and (ii) DexCom’s form of restricted stock units award agreement in the form attached hereto as Exhibit 10.2 to this Current Report on Form 8-K.

Adoption of 2015 Employee Stock Purchase Plan

On April 9, 2015, the Board of Directors of DexCom approved, subject to stockholder approval, the 2015 Employee Stock Purchase Plan (“ESPP”), which was approved by DexCom’s stockholders at the Annual Meeting. The ESPP reserved for issuance 1,500,000 shares of common stock, subject to adjustment to reflect stock splits and similar events.

A more complete description of the ESPP and its terms is set forth in the Proxy Statement. The foregoing description of the ESPP and the description of the ESPP in the Proxy Statement do not purport to be complete and are qualified in their respective entireties by reference to (i) the ESPP, a copy of which is included as Appendix B of the Proxy Statement and is incorporated herein by reference as Exhibit 10.3 to this Current Report on Form 8-K and (ii) DexCom’s form of ESPP subscription agreement in the form attached hereto as Exhibit 10.4 to this Current Report on Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The disclosures made under Item 1.01 above are hereby incorporated by reference into this Item 5.02(e).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) DexCom held its Annual Meeting on May 28, 2015. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended. At the close of business on the record date, there were 79,191,456 shares outstanding and entitled to vote and 74,847,796 shares were voted on the matters described below.
(b) The matters described below were voted on at the Annual Meeting and the number of votes cast with respect to each matter was as indicated:

(1) Holders of DexCom’s common stock voted to elect three Class I directors, each to serve until their successor has been elected and qualified or until their earlier resignation or removal as follows:

Name	For (#)	For (%) (excluding broker non-votes)	Against (#)	Against (%) (excluding broker non-votes)	Abstentions (#)	Abstentions ( %) (excluding broker non-votes)	Broker Non-Votes
Terrance H. Gregg	62,720,910	96.79%	2,059,774	3.18%	20,084	0.03%	10,047,028
Kevin Sayer	64,630,817	99.74%	150,018	0.23%	19,933	0.03%	10,047,028
Nicholas Augustinos	64,592,124	99.68%	191,463	0.30%	17,181	0.03%	10,047,028
(2) Holders of DexCom’s common stock voted to ratify the appointment of Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2015:

	Number of Shares	Percentage of Shares Voted
Shares Voted in Favor:	73,658,829	98.41%
Shares Voted Against:	1,172,351	1.57%
Shares Abstaining:	16,616	0.02%

(3) Holders of DexCom’s common stock voted to approve the non-binding advisory resolution on compensation paid to DexCom’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including compensation discussion and analysis, compensation tables and narrative discussion:

	Number of Shares	Percentage of Shares (excluding broker non-votes)
Shares Voted in Favor:	56,684,443	87.47%
Shares Voted Against:	8,041,977	12.41%
Shares Abstaining:	74,348	0.11%
Broker Non-Votes:	10,047,028	N/A

(4) Holders of DexCom’s common stock voted to approve DexCom’s 2015 Equity Incentive Plan as set forth as Appendix A to the Proxy Statement.

	Number of Shares	Percentage of Shares (excluding broker non-votes)
Shares Voted in Favor:	53,533,478	82.61%
Shares Voted Against:	11,238,219	17.34%
Shares Abstaining:	29,071	0.04%
Broker Non-Votes:	10,047,028	N/A

(5) Holders of DexCom’s common stock voted to approve DexCom’s 2015 Employee Stock Purchase Plan as set forth as Appendix B to the Proxy Statement.

	Number of Shares	Percentage of Shares (excluding broker non-votes)
Shares Voted in Favor:	64,570,231	99.64%
Shares Voted Against:	208,569	0.32%
Shares Abstaining:	21,968	0.03%
Broker Non-Votes:	10,047,028	N/A

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	2015 Equity Incentive Plan, as amended (incorporated by reference to Appendix A of the Company’s DEF 14A Proxy Statement filed with the Securities and Exchange Commission on April 13, 2015).
10.2	Form of Restricted Stock Unit Award Agreement.
10.3	2015 Employee Stock Purchase Plan, as amended (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 13, 2015).
10.4	Form of Subscription Agreement under 2015 Employee Stock Purchase Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEXCOM, INC.

Date: June 2, 2015	By:	/s/ Jess Roper
Jess Roper
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	2015 Equity Incentive Plan, as amended (incorporated by reference to Appendix A of the Company’s DEF 14A Proxy Statement filed with the Securities and Exchange Commission on April 13, 2015).
10.2	Form of Restricted Stock Unit Award Agreement.
10.3	2015 Employee Stock Purchase Plan, as amended (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 13, 2015).
10.4	Form of Subscription Agreement under 2015 Employee Stock Purchase Plan